EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                           AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350

I hereby certify that, to the best of my knowledge, the Quarterly Report on Form

10-QSB/A of TechnoConcepts, Inc. (formerly Technology Consulting Partners, Inc.)

for the period ending December 31, 2004:

(1) complies with the requirements of Section 13(a) or 15(d) of the Securities

    Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of

    TechnoConcepts, Inc.

/s/ Antonio E. Turgeon

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Antonio E. Turgeon

Chief Executive Officer

May 3, 2005

/s/ Michael Handelman

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Michael Handelman

Chief Financial Officer

May 3, 2005

A signed original of this written statement required by Section 906 of the

Sarbanes-Oxley Act of 2002 has been provided to TechnoConcepts, Inc. and will be retained by TechnoConcepts, Inc. and furnished to the Securities and Exchange

Commission upon request.